UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 31, 2025

Catheter Precision, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38677	38-3661826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1670 Highway 160 West
Suite 205
Fort Mill, SC 29708
(Address of principal executive offices, including zip code)

(973) 691-2000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VTAK	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Second Amendment to Short Term Promissory Notes

On December 31, 2025, Catheter Precision, Inc. (the “Company”) amended each of its currently outstanding 8% Short Term Promissory Notes (the “Notes”) identified in the table below, each of which had a previously amended Maturity Date of January 31, 2026, to extend the maturity date as set forth in the table below.

The amendments were each memorialized by a Second Amendment to 8% Short Term Promissory Note(s) (the “Amendments”) entered into between the Company and the Holder of the relevant Note.

Original Issuance Date of Note	Holder	Principal Amount	Maturity Date
May 30, 2024	David A. Jenkins	$500,000	January 31, 2029
June 25, 2024	FatBoy Capital, L.P.	$150,000	January 31, 2029
July 1, 2024	FatBoy Capital, L.P.	$250,000	January 31, 2029
July 18, 2024	FatBoy Capital, L.P.	$100,000	January 31, 2029
July 25, 2024	Jenkins Family Charitable Institute	$500,000	January 31, 2028

David A. Jenkins is the Executive Chair and Chief Executive Officer of the Company; is the managing member of the general partner of FatBoy Capital, L.P.; and was the Settlor and Initial Trustee of Jenkins Family Charitable Institute (the “Trust”). The current Trustee of the Trust is Mr. Jenkins’ adult daughter. In addition to his roles as a director and officer of the Company, Mr. Jenkins and his affiliates own stock options issued by the Company and the rights to receive royalties on sales of our LockeT device equal to an aggregate 11.77% of net sales, as defined in the relevant agreements. Mr. Jenkins is a co-inventor of certain of our products and has previously assigned his rights in relation to those inventions to us. In addition, Missiaen Huck, Mr. Jenkins’ adult daughter, serves as our non-executive chief operating officer. For additional information see also Certain Relationships and Related Party Transactions in our proxy statement filed June 9, 2025.

Copies of the Amendments are filed as Exhibits 10.1 through 10.3 to this Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 above regarding the Amendments is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Second Amendment to 8% Short Term Promissory Notes Payable to FatBoy Capital, L.P.

10.2	Second Amendment to 8% Short Term Promissory Note Payable to David A. Jenkins

10.3	Second Amendment to 8% Short Term Promissory Note Payable to Jenkins Family Charitable Institute

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATHETER PRECISION, INC.

Date: January 7, 2026	By:	/s/ Philip Anderson
Philip Anderson
Chief Financial Officer

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